UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  September 7, 2010
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
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(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant’s telephone number,
including area code

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 13, 2010, Gyrodyne Company of America, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the filing by the State of New York of a Notice of Appeal to the Appellate Division of the Supreme Court, Second Department, from the judgment of the Court of Claims entered in favor of the Company for $125 million plus statutory interest through the date of payment resulting from the condemnation of 245.5 acres of the Company’s Flowerfield property.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
__________	_________

99.1	Press Release dated September 13, 2010.
99.2	Notice of Appeal, Gyrodyne Company of America, Inc. v. The State of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:  /s/ Stephen V. Maroney
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Stephen V. Maroney
President and Chief Executive Officer

Date:  September 13, 2010